Filed pursuant to Rule 497(e) and 497(k)
File Nos. 811-22310; 333-182274
Supplement to the
Summary Prospectus and Prospectus
dated January 31, 2022 as previously supplemented, of the
ETFMG Alternative Harvest ETF
ETFMG 2x Daily Alternative Harvest ETF
ETFMG 2x Daily Inverse Alternative Harvest ETF
(each, a “Fund” and collectively, the ”Funds”)
June 27, 2022
Effective August 19, 2022, the methodology of the Funds’ Index will change so that the Index will include common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe, including U.S. companies, that (i) engage in the cultivation, production, marketing or distribution of cannabis, including industrial hemp; (ii) engage in the production, marketing, transportation or distribution of products containing cannabis, including industrial hemp, for medical or non-medical purposes, including, but not limited to, drugs, supplements, or food products (the companies in categories (i) and (ii) are “Cannabis Companies”); (iii) engage in the creation, marketing, transportation or distribution of prescription drugs, supplements or food products that utilize cannabinoids as an ingredient (“Pharmaceutical Companies”); (iv) trade tobacco or produce tobacco products, such as cigarettes, cigars or electronic cigarettes; (v) produce cigarette and cigar components, such as cigarette paper and filters; (vi) engage in the creation, production and distribution of fertilizers, plant foods, pesticides or growing equipment to be used in the cultivation of cannabis or tobacco; or (vii) provide other products or services designed for, or used by, companies in the Cannabis industry, including technology, real estate or financial services.
Each Fund will only directly invest in companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. Each Fund may also invest in other investment companies that principally invest, either directly or through derivatives, in component securities of the Index. Each Fund may invest a significant portion of its assets in exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities of component securities of the Index and derivatives or other instruments that have economic characteristics similar to such securities. Certain ETFs in which a Fund invests may utilize total return swaps to obtain exposure to the price movements of securities of Index component companies without owning or taking physical custody of such security.
Once the changes to the Index become effective, an updated prospectus reflecting these changes will be mailed to shareholders of each Fund. The updated prospectus will include additional information about the changes to the Index and associated risks. Please read the prospectus carefully.
Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus and/or Prospectus.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.